SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 16, 1999



                                   JOULE INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)





          DELAWARE                     1-9477                 22-2735672
(State or other jurisdiction of      (Commission            (IRS employer
       incorporation)                file number)         identification no.)


1245 Route 1 South, Edison, New Jersey                          08837
(Address of principal executive offices)                      (Zip Code)

(732) 548-5444
(Registrant's telephone number, including area code)

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Joule Inc. (the "Company") on May 20, 1999 (the "Initial 8-K") to include certain financial information omitted from the Initial Report pursuant to Item 7(a)(4) of Form 8-K and the consent of independent accountants with respect to the audited financial statements included herein.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of the business acquired.

         (b)      Pro forma financial information

         (c)      Exhibits

         Exhibit Number             Description
         --------------             -----------

          2.1* Form of Asset Purchase Agreement, dated as of May 16, 1999, between Ideal Technical Services, Inc., SkillMaster Staffing Services, Inc. and the Company.

         23.1                       Consent of Arthur Andersen LLP


                  *Previously filed with the Initial 8-K.

                          IDEAL TECHNICAL SERVICES INC.

                          FINANCIAL STATEMENTS
                          AS OF DECEMBER 31, 1998
                          TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
Ideal Technical Services Inc.:

We have audited the accompanying balance sheet of Ideal Technical Services Inc. (an Alabama corporation) as of December 31, 1998, and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ideal Technical Services Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.







Roseland, New Jersey
July 2, 1999

                          IDEAL TECHNICAL SERVICES INC.
                          -----------------------------

                        BALANCE SHEET--DECEMBER 31, 1998
                        --------------------------------


                                     ASSETS
                                     ------

CURRENT ASSETS:
   Cash                                                                    $        --
   Accounts receivable, less allowance for doubtful accounts of $372,301     2,113,686
   Unbilled revenue                                                            203,657
   Prepaid expenses and other assets                                            84,380
                                                                           -----------

                Total current assets                                         2,401,723

PROPERTY AND EQUIPMENT, net                                                    191,185

GOODWILL, net of accumulated amortization of $332,653                        1,210,977

OTHER ASSET                                                                     42,181
                                                                           -----------
                Total assets                                               $ 3,846,066
                                                                           ===========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
   Accounts payable and accrued liabilities                                $   290,704
   Parent company payable                                                    2,449,548
   Accrued payroll and related taxes                                           348,449
                                                                           -----------

                Total current liabilities                                    3,088,701

Commitments and Contingencies

STOCKHOLDER'S EQUITY:
   Common stock                                                                  1,000
   Additional paid-in capital                                                4,287,458
   Accumulated deficit                                                      (3,531,093)
                                                                           -----------

                Total stockholder's equity                                     757,365
                                                                           -----------

                Total liabilities and stockholder's equity                 $ 3,846,066
                                                                           ===========


       The accompanying notes are an integral part of this balance sheet.

                          IDEAL TECHNICAL SERVICES INC.
                          -----------------------------

                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                 -----------------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      ------------------------------------


REVENUES                                                           $ 15,316,448
                                                                   ------------

COSTS, EXPENSES AND OTHER:
   Cost of services                                                  13,429,426
   Selling, general and administrative expenses                       1,847,319
   Depreciation and amortization expense                                287,451
   Impairment of goodwill                                             2,743,828
   Other expense                                                        808,267
                                                                   ------------

                            Total costs and expenses                 19,116,291

LOSS BEFORE TAX BENEFIT                                              (3,799,843)

BENEFIT FOR INCOME TAXES                                                231,592
                                                                   ------------

NET LOSS                                                             (3,568,251)

Retained earnings, beginning of the year                                 37,158
                                                                   ------------

Accumulated deficit, end of the year                               $ (3,531,093)
                                                                   ============



         The accompanying notes are an integral part of this statement.

                          IDEAL TECHNICAL SERVICES INC.
                          -----------------------------

                             STATEMENT OF CASH FLOWS
                             -----------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      ------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                         $(3,568,251)
   Adjustments to reconcile net loss to net cash provided
     by operating activities-
     Depreciation and amortization                                      287,451
     Provision for losses on doubtful accounts                          372,301
     Impairment of goodwill                                           2,743,828
     Changes in operating assets and liabilities-
       Decrease in trade accounts receivable                             57,967
       Increase in unbilled revenue                                      (7,730)
       Increase in prepaid expenses and other assets                    (77,923)
       Decreases in accounts payable and accrued liabilities            (85,974)
       Increase in parent company payable                               595,101
       Decrease in accrued payroll and related taxes                   (193,066)
                                                                    -----------

                         Net cash provided by operating activities      123,704
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Acquisitions of property and equipment                               (65,053)
                                                                    -----------
                         Net cash used in investing activities          (65,053)
                                                                    -----------

NET INCREASE IN CASH                                                     58,651

CASH, beginning of year                                                 (58,651)
                                                                    -----------

CASH, end of year                                                   $        --
                                                                    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid for interest                                           $        --
   Cash paid for taxes                                                    4,210

         The accompanying notes are an integral part of this statement.

                          IDEAL TECHNICAL SERVICES INC.
                          -----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                DECEMBER 31, 1998
                                -----------------

1.  SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES:
    -------------------

BASIS OF PRESENTATION AND USE OF ESTIMATES
------------------------------------------

The financial statements of Ideal Technical Services Inc. (the Company) have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company recognizes revenue at the time the services are provided. Amounts included in unbilled revenue represents work performed in accordance with contract terms but not billed to the customers before year-end. The Company had two customers during 1998 who represented 19 percent and 11 percent of revenues. No other customer accounted for more than 10 percent of revenue during 1998.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

The allowance for doubtful accounts is based on management's experience and other factors, such as current economic conditions, which are used to estimate bad debts.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation of property and equipment and amortization of leasehold improvements are accounted for on the straight-line method over the estimated useful lives of the assets, five years. Maintenance and repairs are expensed when incurred. Disposals are removed at cost less accumulated depreciation, and any gain or loss resulting from the disposition is recorded in operations.

INTANGIBLE AND OTHER ASSETS

Goodwill is being amortized over a period of 25 years. Accumulated amortization of goodwill amounted to $332,653. The other asset is a noncompete agreement with the former owner of the Company and is being amortized over a four-year period.

VALUATION OF LONG-LIVED ASSETS

The provisions of Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," require, among other things, that an entity review its long-lived assets and certain related intangibles for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. Other than the impairment of goodwill described in Note 4, the Company does not believe that any such changes have occurred.

INCOME TAXES

The Company accounts for income taxes pursuant to the provisions of SFAS No. 109, "Accounting for Income Taxes," which utilizes the liability method and results in the determination of deferred taxes based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities using enacted tax rates currently in effect. The Company does not file income taxes on a stand-alone basis, but rather on a consolidated basis with its parent company. Any taxes receivable or payable are included within the parent company payable account.

2.  PROPERTY AND EQUIPMENT:
    ----------------------

Property and equipment at December 31, 1998, consists of the following:

             Furniture and fixtures                                $   52,453
             Computer hardware                                        124,029
             Third-party computer software                             97,532
             Leasehold improvements                                     5,000
                                                                   ----------
                                                                      279,014

             Less- Accumulated depreciation and amortization           87,829
                                                                   ----------

                                                                   $  191,185
                                                                   ==========
3.  COMMITMENTS AND CONTINGENCIES:
    -----------------------------

The Company's facilities are leased under noncancelable terms expiring through 2000. Rent expense for the year ended December 31, 1998 was $76,552.

Aggregate rentals for the remaining lease terms at December 31, 1998, are as follows:

                    1999                          $   75,421
                    2000                              57,812
                                                  ----------
                                                  $  133,233
                                                  ==========
4.  GOODWILL IMPAIRMENT CHARGE:
    --------------------------

In December 1998, the Company recorded a noncash impairment loss of $2,743,828 related to the write-down of the Company's goodwill resulting from the sale of the Company (see Note 7). The Company also considers continued operating losses and cash flows to be indicators of potential impairment. As a result, the carrying value of the Company's goodwill was written down to management's estimated fair value.

5.  SELF INSURANCE:
    --------------

The Company is self-insured up to specific stop-loss limits for its workers' compensation insurance. Insurance providers assist the Company in determining its estimated liabilities for these self-insured claims. The Company has accrued $21,343 for self insurance claims at December 31, 1998, which is included in accrued expenses.

6.  PARENT COMPANY PAYABLE:
    ----------------------

The Company is a subsidiary of Skillmaster, Inc. Throughout the year ended December 31, 1998, Skillmaster, Inc., paid various liabilities on behalf of the Company. The parent company payable has no defined repayment terms. As such, the amount is reflected as a current liability. Also, during the year ended December 31, 1998, the Company was allocated certain charges from the parent company. Approximately $808,000 of these charges are reflected in other expense in the statement of operations and accumulated deficit.

7.  SUBSEQUENT EVENT:
    ----------------

On May 17, 1999, the Company sold substantially all of the assets used in its operations, excluding accounts receivable earned prior to the effective date of the purchase agreement, to Joule Inc., a publicly traded staffing company, for $1,300,000 in cash.

(b)      Pro Forma Financial Information

         (i)      Pro Forma Condensed Balance Sheet as of March 31, 1999.

         (ii) Related Pro Forma Statements of Income for the year ended September 30, 1998 and the six months ended March 31, 1999.

         (iii)    Notes to the Unaudited Pro Forma Condensed Financial
                  Statements.

                  UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed financial statements give effect to the acquisition of Ideal Technical Services by Joule Inc. (the Transaction). These pro forma financial statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the Transaction occurred on an earlier date, nor are they necessarily indicative of operating results and financial position which may occur in the future.

         The condensed historical financial statements of operations for the periods presented are derived from the historical financial statements of Joule Inc. and Ideal Technical Services. These condensed financial statements should be read in conjunction with the Joule Inc. September 30, 1998 Annual Report on Form 10-K and the quarterly report as of March 31, 1999 on Form 10-Q in addition to the historical financial statements of Ideal Technical Services, attached hereto. The historical financial statements as of March 31, 1999 and for the six months ended March 31, 1999 have been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinion of Joule's management, includes all adjustments necessary for a fair presentation of information for such periods.

         A pro forma condensed balance sheet is provided as of March 31, 1999 giving effect to the Transaction as though it had been consumated on that date. Pro forma condensed statements of operations are provided for the six months ended March 31, 1999 and the year ending September 30, 1998, giving effect to the Transaction as though it had occurred at the beginning of the earliest period presented.

Pro-forma Balance Sheet
as of March 31, 1999


                                                             Pro-forma adjustments     Pro-forma combined
                                                Historical   for acquisition of Ideal  Joule Inc. and
                                                Joule Inc.     Technical Services      Ideal Technical Services
                                                ---------      ------------------      ------------------------
   CASH .................................       $   202,000       $        --              $   202,000

   ACCOUNTS RECEIVABLE, NET .............        10,377,000                --               10,377,000
   PREPAID EXPENSES .....................           184,000                --                  184,000
                                                -----------       -----------              -----------
                                                 10,763,000                --               10,763,000

   FIXED ASSETS, NET ....................         3,754,000           172,000 (a)            3,926,000

   GOODWILL AND OTHER ASSETS ............            75,000         1,263,000 (a)            1,338,000
                                                -----------       -----------              -----------
                                                $14,592,000       $ 1,435,000              $16,027,000
                                                -----------       -----------              -----------

   LOANS PAYABLE TO BANKS ...............       $ 4,050,000       $ 1,300,000 (a)          $ 5,350,000

   ACCOUNTS PAYABLE AND
         ACCRUED EXPENSES ...............           997,000           135,000 (a)            1,132,000

   ACCRUED PAYROLL AND
         RELATED TAXES ..................         1,508,000                --                1,508,000

   INCOME TAXES .........................           130,000                --                  130,000

   CURRENT PORTION OF
         LONG TERM DEBT .................           394,000                --                  394,000
                                                -----------       -----------              -----------
                                                  7,079,000         1,435,000                8,514,000
                                                -----------       -----------              -----------
STOCKHOLDERS' EQUITY ....................         7,513,000                --                7,513,000
                                                -----------       -----------              -----------
                                                $14,592,000       $ 1,435,000              $16,027,000
                                                -----------       -----------              -----------

Pro-forma Statement of Income
for the Year Ended September 30, 1998


                                                               Historical
                                                     ----------------------------------                     Pro Forma Combined
                                                                           Ideal            Pro Forma         Joule Inc. and
                                                       Joule Inc.    Technical Services     Adjustments  Ideal Technical Services
                                                       ----------    ------------------     -----------  ------------------------

Revenues ........................................    $ 55,301,000      $ 15,316,000       $         --       $ 70,617,000

   COST, EXPENSES, AND OTHER:
         Cost of services .......................      45,273,000        13,429,000                 --         58,702,000
         Selling, general and
               administrative expenses ..........       8,262,000         2,135,000           (169,000)(b)     10,228,000
         Provision for legal settlement
                and related costs ...............         323,000                --                 --            323,000
         Interest expense .......................         250,000                --             90,000 (c)        340,000
         Impairment of goodwill .................              --         2,744,000         (2,744,000)(d)             --
         Other ..................................          17,000           808,000           (808,000)(e)         17,000

                                                     --------------------------------------------------------------------
   Income (loss) before income tax provision ....       1,176,000        (3,800,000)         3,631,000
                                                                                                                1,007,000
   Income tax provision (benefit) ...............         470,000          (232,000)           165,000 (f)        403,000
                                                     --------------------------------------------------------------------
   Net income (loss) ............................    $    706,000      $ (3,568,000)      $  3,466,000       $    604,000
                                                     --------------------------------------------------------------------
   Basic and diluted earnings per share..........    $       0.19                                            $       0.16
                                                     --------------------------------------------------------------------
   Average common shares outstanding-basic.......       3,670,000                                               3,670,000
   Average common shares and common
         equivalents outstanding-diluted.........       3,672,000                                               3,672,000

Pro-forma Statement of Income
for the Six Months Ended March 31, 1999


                                                                Historical
                                                     ----------------------------------                     Pro Forma Combined
                                                                          Ideal            Pro Forma         Joule Inc. and
                                                     Joule Inc.     Technical Services     Adjustments  Ideal Technical Services
                                                     ----------     ------------------     -----------  ------------------------
Revenues ......................................       $30,981,000       $ 6,977,000        $        --        $37,958,000

   COST, EXPENSES, AND OTHER:
         Cost of services .....................        24,971,000         6,234,000                 --         31,205,000
         Selling, general and
               administrative expenses ........         4,873,000         1,174,000            (48,000)(b)      5,999,000
         Interest expense .....................           146,000                --             45,000 (c)        191,000
         Impairment of goodwill ...............                --         2,744,000         (2,744,000)(d)             --
         Other ................................                --           376,000           (376,000)(e)             --

                                                      -------------------------------------------------------------------
   Income (loss) before income tax provision ..           991,000        (3,551,000)         3,123,000
                                                                                                                  563,000
   Income tax provision (benefit) .............           381,000          (160,000)             4,000 (f)        225,000
                                                      -------------------------------------------------------------------
   Net income (loss) ..........................       $   610,000       $(3,391,000)       $ 3,119,000        $   338,000
                                                      -------------------------------------------------------------------
   Basic and diluted earnings per share .......       $      0.17                                             $      0.09
                                                      -------------------------------------------------------------------

   Average common shares outstanding-basic ....         3,674,000                                               3,674,000
   Average common shares and common
         equivalents outstanding-diluted ......         3,674,000                                               3,674,000


(a) To record the purchase of Ideal and related assets and liabilities for $1,300,000 in cash. The goodwill will be amortized over 20 years.

(b) Represents amortization of goodwill related to this acquisition amounting to $63,000, less Ideal goodwill amortization of $232,000 related to goodwill not acquired by Joule, for the year ended September 30, 1998; and the amortization of goodwill related to this acquisition amounting to $32,000, less Ideal goodwill amortization of $80,000 related to goodwill not acquired by Joule, for the six months ended March 31, 1999.

(c) Represents interest expense on the purchase price of $1,300,000. Interest is based on the Company's current lending rate of 6.9%

(d) Represents elimination of impairment of Ideal goodwill not acquired by Joule.

(e) Represents elimination of intercompany charges from Ideal's former parent, as Joule does not anticipate incurring additional expenses resulting from the acquisition.

(f)      Represents adjustment of tax provision to expected pro forma tax rate.

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 2, 1999

                                                JOULE INC.



                                                By: /s/ BERNARD G. CLARKIN
                                                   -----------------------------
                                                        Bernard G. Clarkin,
                                                        Vice President and Chief
                                                        Financial Officer

                                  EXHIBIT INDEX




         Exhibit Number             Description
         --------------             -----------

             2.1* Form of Asset Purchase Agreement, dated as of May 16, 1999, between Ideal Technical Services, Inc., SkillMaster Staffing Services, Inc. and the Company.

             23.1                   Consent of Arthur Andersen LLP

             *Previously filed with the Initial 8-K.